Exhibit 10.25
DEBT SUBORDINATION AGREEMENT
     THIS DEBT SUBORDINATION AGREEMENT (“Agreement”) is made and entered into as of September 28, 2006, among Wells Fargo Bank, National Association, in Lincoln, Nebraska, as trustee (the “Creditor”) for the owners of the $4,030,000 Community Redevelopment Authority of the Village of Jackson, Nebraska, Tax Increment Revenue Bonds, Taxable Series 2006A (Siouxland Ethanol Plant Project) (the “Series 2006A Bonds”) pursuant to that certain Bond Resolution, dated as of July 20, 2006 (the “Bond Resolution”), and Siouxland Ethanol, LLC (“the Company”), and Farm Credit Services of America, FLCA (“FCSA”).
WITNESSETH
     WHEREAS, the Company is now and may from time to time hereafter be indebted to Creditor; and
     WHEREAS, the Company desires to obtain loans, extensions of credit or other financial accommodations from FCSA; and
     WHEREAS, FCSA is unwilling to provide such financial accommodations to the Company unless Creditor and the Company enter into this Agreement with FCSA;
     NOW, THEREFORE, in consideration of the covenants contained herein, and to induce FCSA to provide financial accommodations to or for the benefit of the Company, the parties hereto, intending to be legally bound hereby, do agree as follows:
     1. Definitions. In addition to such other terms as are elsewhere defined herein, as used in this Agreement the following terms shall have the following meanings:
     “Junior Debt” means all indebtedness, liabilities, debit balances, covenants and duties at any time or times owed by the Company to Creditor (but solely in its capacity as trustee), whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, under the Subordinated Debt, together with all interest, fees, charges, expenses and attorney’s fees for which the Company is now or hereafter becomes liable to pay to Creditor under any agreement or by law.
     “Loan Agreement” means: (i) that certain Credit Agreement dated as of May 4, 2006, between FCSA and the Company; and (ii) all amendments to and restatements of each of the foregoing.
     “Subordinated Debt” means that/those certain obligations to make payments in the Redevelopment Contract, the Guaranty and the Subordinate Deed of Trust (all as defined in the Bond Resolution) or of debt service on the Series 2006A Bonds to be issued in the aggregate principal amount not to exceed $4,030,000. True and correct copies of the Redevelopment Contract, the Guaranty, the Subordinate Deed of Trust and the Bond Resolution are annexed hereto as Exhibit A. In the event this Agreement is executed and delivered prior to the execution and delivery of the Subordinated Debt, unexecuted final versions shall be provided to FCSA, and the Company agrees to provide copies of the executed documents to FCSA as soon as available and without change from the drafts delivered to FCSA without the express prior consent of the

Debt Subordination Agreement
FCSA. The Subordinated Debt does not include the Series 2006A Bonds or the obligation of the Company to pay property taxes.
     “Superior Debt” means all loans, advances, liabilities, debit balances, covenants and duties at any time or times owed by the Company to FCSA, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, including, without limitation, (i) any and all indebtedness, liabilities and obligations now or hereafter owing by the Company to FCSA under the Loan Agreement, (ii) any indebtedness, liability or obligation owing by the Company to others which FCSA may have obtained by assignment, pledge, purchase or otherwise, (iii) any and all loans made or credit extended by FCSA to the Company during the pendency of any bankruptcy case of the Company and (iv) all interest (including any interest that accrues on any of the Superior Debt during the pendency of any bankruptcy case of the Company, whether or not FCSA is authorized by 11 U.S.C. § 506 to collect such interest from the Company), fees, charges, expenses and attorneys’ fees for which the Company is now or hereafter becomes liable to pay to FCSA under any agreement or by law.
     2. Subordination. Subject to the provisions of paragraph 5 hereof, Creditor hereby postpones and subordinates all of the Junior Debt to the full and final payment and discharge of all of the Superior Debt. Without limiting the generality of the foregoing, in the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company or the proceeds thereof to creditors of the Company or upon any indebtedness of the Company, by reason of the liquidation, dissolution or other winding up of the Company or the Company’s business, or in the event of any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against the Company for any relief under any bankruptcy or insolvency law or laws relating to the relief of the Company, readjustment of indebtedness, reorganization, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any of the Junior Debt shall be paid or delivered directly to the FCSA for application to the Superior Debt (whether or not the same is then due) until all of the Superior Debt has been fully paid and discharged. The Subordinated Debt shall at all times bear a conspicuous legend that the Junior Debt evidenced thereby is subordinated to the Superior Debt pursuant to this Agreement. The Company’s and Creditor’s books shall be marked to evidence the subordination of all of the Junior Debt to FCSA. FCSA is authorized to examine such books from time to time and to make any notations required by this Agreement. The provisions of this paragraph 2 shall remain effective and binding upon Creditor, to the full extent of the Superior Debt, even of any of the Superior Debt is avoided, equitably subordinated or nullified in any bankruptcy case of the Company.
     3. Warranties and Representations of the Company and Creditor. The Company and Creditor each hereby represents and warrants that: (a) it has not relied nor will it rely on any representation or information of any nature made by or received from FCSA or the FCSA relative to the Company in deciding to execute this Agreement; (b) Creditor is or will be the lawful owner of the Subordinated Debt as trustee for the bondholders; (c) Creditor has not heretofore assigned or transferred any of the Junior Debt, any interest therein or any collateral or security pertaining thereto other than to the bondholders; and (d) Creditor has not heretofore given any subordination in respect of the Junior Debt.

Debt Subordination Agreement
     4. Negative Covenants. For so long as this Agreement is in effect: (a) the Company shall not, directly or indirectly, make any payment (other than a payment permitted by paragraph 5 hereof) on account of or to satisfy all or any part of the Junior Debt; (b) Creditor shall not demand, collect or accept from the Company or any other person any payment (other than a payment permitted by paragraph 5 hereof) or collateral on account of the Junior Debt or any part thereof other than amounts on deposit under the Bond Resolution, or accelerate the maturity of the Junior Debt or realize upon or enforce any collateral securing the Junior Debt other than amounts on deposit under the Bond Resolution; (c) Creditor shall not exchange, set off or otherwise discharge any part of the Junior Debt; (d) Creditor shall not hereafter give any subordination in respect of the Junior Debt or transfer or assign any of the Junior Debt to any person other than FCSA unless the transferee or assignee thereof first agrees in writing with FCSA to be bound by the terms of this Agreement; provided, however, this shall not apply to transfers of bonds secured by, and payable from, the Junior Debt; (e) the Company shall not hereafter issue any instrument, security or other writing evidencing any part of the Junior Debt, and Creditor will not receive any such writing, except for the bonds or upon the prior written approval of the FCSA or at the request of and in the manner requested by the FCSA; (f) the Company and Creditor shall not amend, alter or modify any provision of the Subordinated Debt without the prior written consent of the FCSA; (g) Creditor shall not commence or join with any other creditors of the Company in commencing any bankruptcy, reorganization, receivership or insolvency proceeding against the Company; and (h) neither the Company nor Creditor otherwise shall take or permit any action prejudicial to or inconsistent with FCSA’s priority position over Creditor that is created by this Agreement.
     5. Permitted Payments. If and for so long as no Material Potential Default or Event of Default (as those terms are defined in the Loan Agreement) exists at the time, or would result from the making of such payment, but only upon written notice of such event from the FCSA, the Company may pay to Creditor, and Creditor may accept and retain, any regularly scheduled installments of principal of, and interest on, the Junior Debt due and owing to Creditor by the Company under the Subordinated Debt in accordance with its present tenor, but without prepayment (whether mandatory or optional other than regularly scheduled annual prepayments of principal) and without payment upon acceleration.
     6. Turnover of Prohibited Transfers. If any payment, distribution or security or the proceeds thereof are received by Creditor on account of or with respect to any of the Junior Debt other than as permitted in paragraph 5 hereof, Creditor shall forthwith deliver same to the FCSA in the form received (except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to FCSA) for application to the Superior Debt or, at the FCSA’s option, Creditor shall pay to the FCSA the amount thereof on demand. FCSA is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered any such payment, distribution or security shall by held by Creditor in trust for FCSA and shall not be commingled with other funds or property of Creditor.
     7. Waivers. The Company and Creditor each hereby waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by FCSA. To the fullest extent permitted by law, the Company and Creditor each hereby waives: presentment, demand, protest, notice or protest, notice of default or dishonor, notice of payment or nonpayment and any and all

Debt Subordination Agreement
other notices and demands of any kind in connection with all instruments (whether negotiable or non-negotiable) evidencing all or any portion of the Superior Debt or the Junior Debt to which the Company or Creditor may be a party; the right to require FCSA to marshal any security, or to enforce any security interest or lien FCSA may now or hereafter have in any collateral securing the Superior Debt or to pursue any claim it may have against any guarantor of the Superior Debt, as a condition to FCSA’s entitlement to receive any payment on account of the Junior Debt; notice of the acceptance of this Agreement by FCSA, notice of any loans made, extensions granted or other action taken in reliance hereon; and all other demands and notices of every kind in connection with this Agreement, the Superior Debt or the Junior Debt. Creditor assents to any release, renewal, extension, compromise or postponement of the time of payment to the Superior Debt, to any substitution, exchange or release of collateral therefor and to the addition or release of any person primarily or secondarily liable thereon. In addition, the Company and Creditor hereby waive any claim or defense that may be available to a guarantor or surety.
     8. Subrogation. Provided that the Superior Debt has been indefeasibly finally paid and discharged and no claim of a preferential transfer or the like can be made with respect hereto, Creditor shall be subrogated to the rights of FCSA to receive payments or distributions of cash, property or securities payable or distributable on account of the Superior Debt, to the extent of all payments and distributions paid over to or for the benefit of FCSA pursuant to this Agreement. In no event, however, shall Creditor have any rights or claims against FCSA for any alleged impairment of Creditor’s subrogation rights, Creditor acknowledging that any actions taken by FCSA with respect to the Superior Debt or the Collateral are authorized and consented to by Creditor.
     9. Statement of Account. The Company and Creditor each agrees to render to the FCSA from time to time upon the FCSA’s request therefor a statement of the Company’s account with Creditor and to afford the FCSA access to the books and records of Creditor and the Company in order that the FCSA may make a full examination of the state of accounts of the Company with Creditor.
     10. Validity of Junior Debt. The provisions of this Agreement subordinating the Junior Debt are solely for the purpose of defining the relative rights of FCSA and Creditor and shall not impair, as between Creditor and the Company, the obligation of the Company, which is unconditional and absolute, to pay the Junior Debt in accordance with its terms except as payment thereof may be postponed in accordance with this Agreement.
     11. Indulgences Not Waivers. Neither the failure nor any delay on the part of FCSA to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.
     12. Duration. This Agreement shall become effective when executed by the Company and Creditor and accepted by FCSA, and, when so accepted, shall constitute a

Debt Subordination Agreement
continuing agreement of subordination, and shall remain in effect until all of the Superior Debt has been paid and all instruments and agreements at any time evidencing or securing the whole or any part of the Superior Debt have been terminated. FCSA may, without notice to Creditor, extend or continue credit and make other financial accommodations to or for the account of the Company in reliance upon this Agreement.
     13. Default and Enforcement. If any representation or warranty in this Agreement or in any instrument evidencing or securing the Superior Debt proves to have been materially false when made, or, in the event of a breach by either the Company or Creditor in the performance of any of the terms of this Agreement or any instrument or agreement evidencing or securing the Superior Debt, all of the Superior Debt shall, at the option of FCSA, become immediately due and payable without presentment, demand, protest, or notice of any kind, notwithstanding any time or credit otherwise allowed. At any time Creditor fails to comply with any provision of this Agreement that is applicable to Creditor, FCSA may demand specific performance of this Agreement, whether or not the Company has complied with this Agreement, and may exercise any other remedy available at law or equity. Without limiting the generality of the foregoing, if Creditor, in violation of this Agreement, shall institute or participate in any action suit or proceeding against the Company, the Company may interpose this Agreement as a defense and FCSA is irrevocably authorized to intervene and interpose such defense in the Company’s name. If Creditor attempts to enforce or realize upon any collateral securing the Junior Debt in violation of this Agreement, the Company or FCSA (in the Company’s or FCSA’s name) may by virtue of this Agreement restrain such realization or enforcement.
     14. Notices. All notices, requests, demands, and other communications required or permitted under this Agreement or by law shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt, or when received by facsimile at the office of the noticed party or on the day after deposit in the United States mails, postage prepaid, addressed as set forth below:

(a)	If to FCSA:
5015 S. 118th Street
Omaha, NE 68137
	Attention:	Shane Frahm, Vice President
Fax No.:

(b)	If to Creditor:	Wells Fargo Bank, National Association, as trustee
Corporate Trust Department
1248 ‘O’ Street
Lincoln, Nebraska 68508

	Attention:	Chad Shirk
	Fax No.:	402.434.4612

Debt Subordination Agreement

(c)	If to Company:	Siouxland Ethanol, LLC
		110 East Elk Street
		Jackson, NE 68743

	Attention:	Chairman
	Fax No.:	402.632.2676
     Any addressee may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.
     15. FCSA’s Duties Limited. The rights granted to FCSA in this Agreement are solely for its protection and nothing herein contained imposes on FCSA any duties with respect to any property either of the Company or of Creditor heretofore or hereafter received by FCSA beyond reasonable care in the custody and preservation of such property while in FCSA’s possession. FCSA has no duty to preserve rights against prior parties on any instrument or chattel paper received from the Company or Creditor as collateral security for the Superior Debt or any portion thereof.
     16. Authority. The Company and Creditor represent and warrant that they have authority to enter into this Agreement and that the person signing for the Company is authorized and directed to do so.
     17. Entire Agreement. This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by FCSA, the Company and Creditor.
     18. Additional Documentation. The Company and Creditor shall execute and deliver to the FCSA such further instruments and shall take such further action as the FCSA may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.
     19. Successors and Assigns. This Agreement shall inure to the benefit of FCSA, its successors and assigns, and shall be binding upon both the Company and Creditor and their respective heirs, executors, successors and assigns. Any person or entity whose loans or advances to the Company hereafter are used to refinance and pay indefeasibly in full the Superior Debt shall be deemed for all purposes hereof to be the successor to FCSA, and from and after the date of any such refinancing in satisfaction in full of the Superior Debt such person or entity shall be deemed a party hereto in the place and stead of FCSA as if such person or entity had been the original signatory hereto, and all loans, advances, liabilities, debit balances, covenants and duties at any time or times owed by the Company to such successor to FCSA, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, then existing or thereafter arising, including any renewals, extensions, modifications, or

Debt Subordination Agreement
replacements of any of the foregoing, shall be deemed for all purposes hereunder to constitute and be Superior Debt.
     20. Defects Waived. This Agreement is effective notwithstanding any defect in the validity or enforceability of any instrument or document at any time evidencing or securing the whole or any part of the Superior Debt.
     21. Governing Law. The validity, construction and enforcement of this Agreement shall be governed by the internal laws of the State of Nebraska.
     22. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
     23. Execution and Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. In proving this Agreement in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.
     24. Consent to the Subordinated Debt. For the purposes of Sections 7.7, 7.8 and 7.9 of the Loan Agreement and any supplement to the Loan Agreement, FCSA hereby consents and agrees in writing to the incurrence of debt by the Company, and the security therefor, represented by the Subordinated Debt, This Agreement is the agreement for subordinating debt, and it conforms to the requirements set out in Section 7.10 of the Loan Agreement.

Debt Subordination Agreement
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, sealed and delivered as of the date shown above.

ATTEST:	Siouxland Ethanol, LLC

/s/ Douglas Garwood	By:	/s/ Tom Lynch

Secretary
	Title:	President

[CORPORATE SEAL]
(Signature Page to Debt Subordination Agreement)

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Debt Subordination Agreement

ATTEST:	Wells Fargo Bank, National Association, as trustee

/s/ Richard K. Debuse II	By:	/s/ Chad W. Shirk

Vice President
	Title:	Vice President

[CORPORATE SEAL]

???
(Signature Page to Debt Subordination Agreement)

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Debt Subordination Agreement
Farm Credit Services of America, FLCA

By:	/s/ Shane Frahn
Title:	Vice President
(Signature Page to Debt Subordination Agreement)

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